EXECUTION COPY FIRST AMENDMENT AND LIMITED WAIVER TO INTERCOMPANY SETTLEMENT AGREEMENT This First Amendment and Limited Waiver (the “First Amendment”), dated as of December 2, 2015, to the Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), is entered into by and among GT Advanced Technologies Limited (“GT Hong Kong”), a Hong Kong limited liability company, GTAT Corporation (“GTAT Corp.”), a Delaware corporation, and GT Advanced Equipment Holding LLC (“GT SPE”), a Delaware limited liability company. GT Hong Kong, GTAT Corp., and GT SPE are referred to herein each as a “Party” and, collectively, as the “Parties.” RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), GTAT Corp., GT Hong Kong, GT SPE, GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC, and GT Sapphire Systems Group LLC (collectively, “GTAT” or the “Debtors”) filed chapter 11 cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, GTAT Corp. and GT SPE collectively own more than 2,100 advanced sapphire furnaces (“ASF Furnaces”), and GT Hong Kong owns approximately 240 ASF Furnaces; WHEREAS, GT Hong Kong and GTAT Corp. are parties to: (a) that certain License Agreement, effective as of April 1, 2011 (as amended, the “ASF License Agreement”); (b) that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (as amended, the “Cost Sharing Agreement”); (c) that certain License Agreement, effective as of July 5, 2010 (as amended, the “Poly/DSS License Agreement”); (d) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (as amended, the “2010 Services Agreement”); and (e) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (as amended, the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”); WHEREAS, under the ASF License Agreement, GTAT Corp. granted GT Hong Kong, among other things, the exclusive right and license (without reservation of right to GTAT Corp.) to make, have made, assemble, have assembled, use, sell, and/or import ASF Furnaces outside the United States; WHEREAS, under the Cost Sharing Agreement, GTAT Corp. and GT Hong Kong agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement (such improvements, the “Improvements”), and GTAT Corp. and GT Hong Kong each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import, copy, display, create derivative works, or otherwise exploit the Improvements within each party’s respective territory; EXHIBIT 10.2

2 WHEREAS, on July 20, 2015, and with the approval of the Bankruptcy Court [Docket No. 2101], GTAT Corp., GT SPE, and GT Hong Kong entered into the Intercompany Settlement Agreement, which resolves, among other things: (a) cure payments due upon assumption of the Prepetition Intercompany Agreements; (b) administrative and other claims owed by GT Hong Kong to GTAT Corp.; (c) ongoing performance of the parties under the Prepetition Intercompany Agreements; (d) intercompany sales of ASF Furnaces by GTAT Corp. and GT SPE to GT Hong Kong; and (e) allocation and payment of professional fees incurred in the Chapter 11 Cases; WHEREAS, the Intercompany Settlement Agreement and the ancillary documents related thereto contemplate, among other things, (a) the intercompany sale of ASF Furnace from GTAT Corp. or GT SPE to GT Hong Kong at a fixed price (the “Mesa ASF Price”), so as to allow GT Hong Kong to sell such ASF Furnaces to customers in Asia and (b) certain contingent payments by GT Hong Kong to GTAT Corp. upon the sale of ASF Furnaces by GT Hong Kong; WHEREAS, under the Intercompany Settlement Agreement, GT Hong Kong receives a net economic benefit of approximately 5% if it sells an ASF Furnaces currently owned by GTAT Corp. or GT SPE; WHEREAS, on November 26, 2015, GTAT (other than GT Hong Kong), Apple Inc. and Platypus Development LLC, entered into a settlement agreement (the “Mesa Settlement Agreement”) related to the ASF Furnaces currently located in the Mesa facility; and WHEREAS, in light of the Mesa Settlement Agreement, certain modifications to the Intercompany Settlement Agreement have become necessary. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. EFFECTIVENESS 1.1 Effectiveness. The effectiveness of this First Amendment and the obligations of the Parties are conditioned upon entry of an order approving the Parties’ entry into this First Amendment and the Bankruptcy Court entering an order approving the Mesa Settlement Agreement. 2. LIMITED WAIVER 2.1 Notwithstanding anything to the contrary in the Intercompany Settlement Agreement or the exhibits and ancillary documents related thereto, GTAT Corp. and GT SPE may sell their ASF Furnaces currently located in the Mesa Facility (such furnaces, the “Mesa ASF Furnaces”) in or before the Sale Auction (as defined in the Mesa Settlement Agreement) or promptly thereafter (but in no event later than December 31, 2015 or, if the Debtors sell 400 or more ASF Furnaces, January 31, 2016) directly to customers located outside the United States without first selling such ASF Furnaces to GT Hong Kong (each such sale, a “Direct Sale”).

3 2.2 GT Hong Kong waives its exclusive license under the ASF License Agreement and the Cost Sharing Agreement as it relates to any Direct Sale. For the avoidance of doubt, subsection 4.1(b) of the Intercompany Settlement Agreement shall not apply to any Direct Sale and section 2.3 of this First Amendment shall instead apply to each Direct Sale. 2.3 In consideration of the foregoing limited waiver and for other good and valuable consideration, GTAT Corp. agrees to pay GT Hong Kong an amount equal to 5% of the sale price for any Direct Sale. GT Hong Kong assumes no warranty obligations or costs in connection with any Direct Sale. 3. NEW APPLE PAYMENT AMOUNT 3.1 Subsection 4.1(a) of the Intercompany Settlement Agreement shall be deleted and replaced with the following: if such ASF Furnace is owned by GT Hong Kong as of the date hereof, an amount equal to 40% of the sale price of such ASF Furnace; provided, however, that the amount payable by GT Hong Kong to GTAT Corp. shall not be less than the amount (the “New Apple Payment Amount”) to be paid to Apple under Paragraph 3 and 4 of that certain Terms of Resolution of Apple Claims and Mesa Lease Issues, dated as of on November 26, 2015, between the Debtors (other than GT Hong Kong) and Apple; or 3.2 Section 7.1 of the Intercompany Settlement Agreement shall be deleted and replaced with the following: New Apple Payment Amount. GTAT Corp. will pay the New Apple Payment Amount for each ASF Furnace sold by GT Hong Kong. GT Hong Kong shall have no liability to GTAT Corp. for any portion of the New Apple Payment Amount. 4. MISCELLANEOUS 4.1 Intercompany Settlement Agreement. Except has expressly provided in this First Amendment, all terms of the Intercompany Settlement Agreement and the related exhibits and ancillary documents remain in full force and effect. 4.2 Modifications. No term or provision of this First Amendment may be amended or waived except in writing signed by the Parties that are to be affected by such amendment or waiver. 4.3 Entire Agreement. This First Amendment constitutes the entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and

4 contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. 4.4 Governing Law; Submission to Jurisdiction. This First Amendment and all of the rights of the Parties arising out of or related to the transactions that are the subject hereof shall be governed by and construed in accordance with the laws of the State of New Hampshire, USA. All actions and proceedings arising out of or relating to this First Amendment shall be heard and determined in the Bankruptcy Court, or if the Bankruptcy Court no longer has jurisdiction or abstains, then in the state courts of New Hampshire sitting in Manchester or, to the extent subject matter jurisdiction exists therefor, the United States District Court for the District of New Hampshire, and the Parties irrevocably submit to the exclusive jurisdiction of such courts in respect of any such actions or proceedings. <Signature Pages to Follow>

IN WITNESS WHEREOF, each of the Parties has duly executed this First Amendment as of the date first written above. GT Advanced Technologies Limited, a Hong Kong limited liability company By: __________________________________ Printed Name: Hoil Kim Title: Director GTAT Corporation, a Delaware corporation By: __________________________________ Printed Name: Hoil Kim Title: Vice President, Chief Administrative Officer, General Counsel and Secretary GT Advanced Equipment Holding LLC, a Delaware limited liability company By: __________________________________ Printed Name: Michele Rayos Title: Treasurer